AXP(R) Growth
                                                                Dimensions Fund

                                                         2001 SEMIANNUAL REPORT
American
   Express
Funds

(icon of) ruler

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.

Profit Power
Rising stock prices often go hand-in-hand with rising profits. AXP Growth Dimensions Fund tries to identify companies with above-average profit potential and the staying power to provide long-term capital appreciation.

CONTENTS
From the Chairman                                  3
From the Portfolio Managers                        3
Fund Facts                                         5
The 10 Largest Holdings                            6
Financial Statements                               7
Notes to Financial Statements                     10
Investments in Securities                         19

(picture of) Arne H. Carlson
Arne H. Carlson Chairman of the board

From the Chairman
The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.
o Set financial goals that extend beyond those achievable through the retirement plan of your employer.
o Learn as much as you can about your current investments.

The portfolio managers' letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,

Arne H.Carlson

(picture of) Gordon M. Fines
Gordon M. Fines Portfolio manager

From the Portfolio Managers
The past six months was a trying time for investors in large-capitalization growth stocks, particularly those in the technology sector. AXP Growth Dimensions Fund's performance reflected the impact of the negative environment, as its Class A shares experienced a loss of 21.35% (excluding the sales charge) for the first half of the fiscal year -- August 2000 through January 2001.

The period began well enough, as the Fund took advantage of a surging stock market to record a strong gain in August. But as the monthly calendar changed, so did investor psychology. Suddenly, the focus was on a host of negatives, including a slowing economy, slumping corporate profits and the possibility that companies would sharply reduce their capital spending.

(picture of) Anne Obermeyer
Anne Obermeyer Portfolio manager

(picture of) Doug Guffy
Doug Guffy Portfolio manager

NASDAQ NOSEDIVE
As the concerns increased, so did the selling pressure on the stock market. Most affected was the Nasdaq Composite, a group of stocks that includes many of the leading U.S. technology names. Illustrating the magnitude of the downturn, the Nasdaq fell by nearly 40% from September through November. After a relatively calm December, the market, and technology stocks in particular, got a shot in the arm from a surprise interest-rate cut by the Federal Reserve in early January. That set the stage for the Fund to end the period on a positive note.

Because of the Fund's recent introduction (late June 2000), we spent much of the six months building the portfolio. Our goal was to invest in the most promising growth companies -- those with the potential to be industry and stock market leaders in both the months and years ahead. That most often led us to technology stocks, primarily those in the fiber optic, communications semiconductor and data storage segments. On the whole, those holdings were hard hit in last fall's decline. But if there was a silver lining to that period, it was that we were often able to pick up shares at much lower prices.

The next-largest areas of investment were health care, including pharmaceuticals and medical devices, and financial services, including banking, brokerage and insurance. Those sectors held up well during the market's turbulence and provided overall positive results for the Fund during the six months. At the end of the period, the portfolio held 64 stocks, in the middle of our ongoing target range of 60 to 70.

Looking ahead, while we expect the market to remain volatile, we also foresee a gradual improvement in the investment environment. This outlook is based on two key assumptions: additional interest-rate cuts by the Federal Reserve and the avoidance of an economic recession. If we're correct, investors eventually should become more comfortable owning the high-growth stocks that comprise the Fund's portfolio, which in turn would likely allow the Fund to enjoy better performance.

Gordon M. Fines

Anne Obermeyer

Doug Guffy

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2001                                           $3.83
July 31, 2000                                           $4.87
Decrease                                                $1.04

Distributions -- Aug. 1, 2000 - Jan. 31, 2001
From income                                             $  --
From long-term capital gains                            $  --
Total distributions                                     $  --
Total return*                                          -21.35%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2001                                           $3.82
July 31, 2000                                           $4.87
Decrease                                                $1.05

Distributions -- Aug. 1, 2000 - Jan. 31, 2001
From income                                             $  --
From long-term capital gains                            $  --
Total distributions                                     $  --
Total return*                                          -21.56%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2001                                           $3.82
July 31, 2000                                           $4.87
Decrease                                                $1.05

Distributions -- Aug. 1, 2000 - Jan. 31, 2001
From income                                             $  --
From long-term capital gains                            $  --
Total distributions                                     $  --
Total return*                                          -21.56%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2001                                           $3.84
July 31, 2000                                           $4.88
Decrease                                                $1.04

Distributions -- Aug. 1, 2000 - Jan. 31, 2001
From income                                             $  --
From long-term capital gains                            $  --
Total distributions                                     $  --
Total return*                                          -21.31%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

The 10 Largest Holdings
                                Percent                   Value
                            (of net assets)       (as of Jan. 31, 2001)
EMC                              4.31%                 $20,137,349
Tyco Intl                        4.29                   20,020,000
Cisco Systems                    4.17                   19,467,500
General Electric                 3.94                   18,400,000
Corning                          3.04                   14,177,500
JDS Uniphase                     2.82                   13,155,000
Sanmina                          2.81                   13,128,750
Medtronic                        2.66                   12,420,000
Pfizer                           2.51                   11,739,000
Citigroup                        2.40                   11,194,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here  make up 32.95% of net assets

Financial Statements

Statement of assets and liabilities

AXP Growth Dimensions Fund
Jan. 31, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)
     (identified cost $504,373,612)                             $471,511,013
Cash in bank on demand deposit                                       117,849
Expense receivable from AEFC                                          58,095
Dividends receivable                                                  93,894
Receivable for investment securities sold                          2,357,285
U.S. government securities held as collateral (Note 4)             1,738,997
                                                                   ---------
Total assets                                                     475,877,133
                                                                 -----------

Liabilities
Payable for investment securities purchased                        3,703,388
Payable upon return of securities loaned (Note 4)                  4,298,997
Accrued investment management services fee                             6,515
Accrued distribution fee                                               6,407
Accrued transfer agency fee                                            1,322
Accrued administrative services fee                                      369
Option contracts written, at value
     (premium received $754,175) (Note 6)                            692,625
Other accrued expenses                                                50,143
                                                                      ------
Total liabilities                                                  8,759,766
                                                                   ---------
Net assets applicable to outstanding capital stock              $467,117,367
                                                                ============

Represented by
Capital stock-- $.01 par value (Note 1)                         $  1,220,204
Additional paid-in capital                                       509,172,134
Excess of distributions over net investment income                  (288,547)
Accumulated net realized gain (loss) (Note 7)                    (10,185,375)
Unrealized appreciation (depreciation) on investments            (32,801,049)
                                                                 -----------
Total-- representing net assets applicable
     to outstanding capital stock                               $467,117,367
                                                                ============
Net assets applicable to outstanding shares:
     Class A                                                    $313,832,264
     Class B                                                    $146,540,029
     Class C                                                    $  6,689,042
     Class Y                                                    $     56,032
Net asset value per share of outstanding capital stock:
     Class A shares                    81,860,564               $       3.83
     Class B shares                    38,393,242               $       3.82
     Class C shares                     1,751,990               $       3.82
     Class Y shares                        14,609               $       3.84

See accompanying notes to financial statements.

Statement of operations

AXP Growth Dimensions Fund
Six months ended Jan. 31, 2001 (Unaudited)

Investment income
Income:
Dividends                                                         $   262,289
Interest                                                              798,444
     Less foreign taxes withheld                                         (259)
                                                                         ----
Total income                                                        1,060,474
                                                                    ---------
Expenses (Note 2):
Investment management services fee                                    494,894
Distribution fee
     Class A                                                          163,848
     Class B                                                          319,778
     Class C                                                           18,025
Transfer agency fee                                                   171,793
Incremental transfer agency fee
     Class A                                                           12,536
     Class B                                                           10,630
     Class C                                                              730
Service fee-- Class Y                                                      25
Administrative services fees and expenses                              27,864
Compensation of board members                                           2,800
Custodian fees                                                         29,390
Printing and postage                                                   29,998
Registration fees                                                     150,267
Audit fees                                                              6,750
Other                                                                   7,940
                                                                        -----
Total expenses                                                      1,447,268
     Expenses reimbursed by AEFC (Note 2)                             (94,878)
                                                                      -------
                                                                    1,352,390
     Earnings credits on cash balances (Note 2)                        (3,408)
                                                                       ------
Total net expenses                                                  1,348,982
                                                                    ---------
Investment income (loss)-- net                                       (288,508)
                                                                     --------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
     Security transactions (Note 3)                               (10,129,372)
     Futures contracts                                                 43,791
     Options contracts written (Note 6)                               (21,008)
                                                                      -------
Net realized gain (loss) on investments                           (10,106,589)
Net change in unrealized appreciation
     (depreciation) on investments                                (31,459,327)
                                                                  -----------
Net gain (loss) on investments                                    (41,565,916)
                                                                  -----------
Net increase (decrease) in net assets
     resulting from operations                                   $(41,854,424)
                                                                 ============
See accompanying notes to financial statements.


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

Statements of changes in net assets

AXP Growth Dimensions Fund
                                                   Jan. 31, 2001     For the period
                                                    Six months     from June 26, 2000*
                                                    (Unaudited)     to July 31, 2000
Operations and distributions
Investment income (loss)-- net                     $   (288,508)      $     3,048
Net realized gain (loss) on investments             (10,106,589)          (78,786)
Net change in unrealized appreciation
     (depreciation) on investments                  (31,459,327)       (1,256,420)
                                                    -----------        ----------
Net increase (decrease) in net assets
     resulting from operations                      (41,854,424)       (1,332,158)
                                                    -----------        ----------
Distributions to shareholders from:
     Net investment income
         Class A                                        (15,840)               --
         Class Y                                             (1)               --
                                                        -------        ----------
Total distributions                                     (15,841)               --
                                                        -------        ----------

Capital share transactions (Note 5)
Proceeds from sales
     Class A shares (Note 2)                        337,010,153        23,019,499
     Class B shares                                 155,415,982        11,936,355
     Class C shares                                   7,135,423           900,379
     Class Y shares                                      94,395             2,031
Reinvestment of distributions at net asset value
     Class A shares                                      15,768                --
     Class Y shares                                           1                --
Payments for redemptions
     Class A shares                                 (18,107,517)       (5,285,584)
     Class B shares (Note 2)                         (6,177,378)         (203,420)
     Class C shares (Note 2)                           (320,920)           (5,888)
     Class Y shares                                     (28,949)               --
                                                        -------        ----------
Increase (decrease) in net assets
     from capital share transactions                475,036,958        30,363,372
                                                    -----------        ----------
Total increase (decrease) in net assets             433,166,693        29,031,214
Net assets at beginning of period                    33,950,674         4,919,460**
                                                     ----------         ---------
Net assets at end of period                        $467,117,367       $33,950,674
                                                   ============       ===========
Undistributed (excess of distributions over)
     net investment income                         $   (288,547)      $    15,802
                                                   ------------       -----------

*  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $80,540 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.


Notes to Financial Statements

AXP Growth Dimensions Fund
(Unaudited as to Jan. 31, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth. On June 21, 2000, American Express Financial Corporation (AEFC) invested $5,000,000 in the Fund which represented 998,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Dimensions Fund to the Lipper Large-Cap Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustement decreased the fee by $4,872 for the six months ended Jan. 31, 2001.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average net daily assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,877,006, $20,302 and $1,004 for Class A, Class B and Class C, respectively, for the six months ended Jan. 31, 2001.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until July 31, 2002. Under this agreement, total expenses will not exceed 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.99% for Class Y.

During the six months ended Jan. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $3,408 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $480,826,371 and $26,946,853 respectively, for the six months ended Jan. 31, 2001. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 2001, securities valued at $3,974,960 were on loan to brokers. For collateral, the Fund received $2,560,000 in cash and U.S. government securities valued at $1,738,997. Income from securities lending amounted to $2,149 for the six months ended Jan. 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


5. CAPITAL SHARE TRANSACTIONS
Transactions  in  shares  of  capital  stock for the  periods  indicated  are as follows:
                                                 Six months ended Jan. 31, 2001
                                        Class A       Class B        Class C       Class Y
Sold                                  82,065,568     37,728,994     1,654,823      21,054
Issued for reinvested distributions        4,531             --            --          --
Redeemed                              (4,698,720)    (1,636,558)      (79,224)     (7,441)
                                      ----------     ----------       -------      ------
Net increase (decrease)               77,371,379     36,092,436     1,575,599      13,613
                                      ----------     ----------     ---------      ------


                                                 June 26, 2000* to July 31, 2000
                                        Class A       Class B        Class C       Class Y
Sold                                   4,518,047      2,339,709       176,950         396
Issued for reinvested distributions           --             --            --          --
Redeemed                              (1,027,062)       (39,503)       (1,159)         --
                                      ----------        -------        ------         ---
Net increase (decrease)                3,490,985      2,300,206       175,791         396
                                       ---------      ---------       -------         ---


* When shares became publicly available.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:
                                 Six months ended Jan. 31, 2001
                                Puts                      Calls
                        Contracts   Premium      Contracts      Premium
Balance July 31, 2000         --   $     --             --    $      --
Opened                     1,800    419,686          2,000      581,480
Closed                        --         --        (1,000)    (246,991)
                           -----   --------         ------    ---------
Balance Jan. 31, 2001      1,800   $419,686          1,000    $ 334,489
                           -----   --------         ------    ---------


See "Summary of significant accounting policies."

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $78,786 as of July 31, 2000, that will expire in 2008 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2001.

9. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

10. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended July 31,
Per share income and capital changes(a)
                                                           Class A
                                                   2001(b)        2000(c)
Net asset value, beginning of period                $4.87          $4.92
Income from investment operations:

Net investment income (loss)                           --             --

Net gains (losses) (both realized and unrealized)   (1.04)          (.05)

Total from investment operations                    (1.04)          (.05)

Net asset value, end of period                      $3.83          $4.87

Ratios/supplemental data

Net assets, end of period (in millions)              $314            $22

Ratio of expenses to average daily net assetsd      1.10%(e),(f)   1.10%(e),(f)

Ratio of net investment income (loss)
     to average daily net assets                    (.03%)(f)      .37%(f)

Portfolio turnover rate
     (excluding short-term securities)                14%            2%

Total return(g)                                   (21.35%)       (1.02%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Six months ended Jan. 31, 2001 (Unaudited).
(c) For the period from June 26, 2000 (when shares became publicy available) to July 31, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.19% and 2.32% for the six months ended Jan. 31, 2001 and for the period ended July 31, 2000, respectively.
(f) Adjusted to an annual basis.
(g) Total return does not reflect payment of a sales charge.

Fiscal period ended July 31,
Per share income and capital changes(a)
                                                          Class B
                                                   2001(b)       2000(c)
Net asset value, beginning of period                $4.87          $4.92

Income from investment operations:

Net investment income (loss)                        (0.01)            --

Net gains (losses) (both realized and unrealized)   (1.04)          (.05)

Total from investment operations                    (1.05)          (.05)

Net asset value, end of period                      $3.82          $4.87

Ratios/supplemental data

Net assets, end of period (in millions)              $147            $11

Ratio of expenses to average daily net assets(d)    1.86%(e),(f)   1.91%(e),(f)

Ratio of net investment income
     (loss) to average daily net assets             (.80%)(f)      (.48%)(f)

Portfolio turnover rate
     (excluding short-term securities)                14%             2%

Total return(g)                                   (21.56%)        (1.02%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Six months ended Jan. 31, 2001 (Unaudited).
(c) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.96% and 3.40% for the six months ended Jan. 31, 2001 and for the period ended July 31, 2000, respectively.
(f) Adjusted to an annual basis.
(g) Total return does not reflect payment of a sales charge.

Fiscal period ended July 31,
Per share income and capital changes(a)
                                                          Class C
                                                  2001(b)         2000(c)
Net asset value, beginning of period               $4.87           $4.92

Income from investment operations:

Net investment income (loss)                       (0.01)             --

Net gains (losses) (both realized and unrealized)  (1.04)           (.05)

Total from investment operations                   (1.05)           (.05)

Net asset value, end of period                     $3.82           $4.87

Ratios/supplemental data

Net assets, end of period (in millions)               $7              $1

Ratio of expenses to average daily net assetsd     1.86%(e),(f)    1.91%(e),(f)

Ratio of net investment income
     (loss) to average daily net assets            (.82%)(f)       (.48%)(f)

Portfolio turnover rate
     (excluding short-term securities)               14%              2%

Total returng                                    (21.56%)         (1.02%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Six months ended Jan. 31, 2001 (Unaudited).
(c) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.96% and 3.40% for the six months ended Jan. 31, 2001 and for the period ended July 31, 2000, respectively.
(f) Adjusted to an annual basis.
(g) Total return does not reflect payment of a sales charge.

Fiscal period ended July 31,
Per share income and capital changes(a)
                                                             Class Y
                                                     2001(b)       2000(c)
Net asset value, beginning of period                  $4.88         $4.92

Income from investment operations:

Net investment income (loss)                             --            --

Net gains (losses) (both realized and unrealized)     (1.04)         (.04)

Total from investment operations                      (1.04)         (.04)

Net asset value, end of period                        $3.84         $4.88

Ratios/supplemental data

Net assets, end of period (in millions)                 $--           $--

Ratio of expenses to average daily net assetsd         .94%(e),(f)   .81%(e),(f)

Ratio of net investment income
     (loss) to average daily net assets                 --%(f)       .58%(f)

Portfolio turnover rate
     (excluding short-term securities)                  14%            2%

Total return(g)                                     (21.31%)        (.81%)

(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Six months ended Jan. 31, 2001 (Unaudited).
(c) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.03% and 2.12% for the six months ended Jan. 31, 2001 and for the period ended July 31, 2000, respectively.
(f) Adjusted to an annual basis.
(g) Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Growth Dimensions Fund
Jan. 31, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.2%)
Issuer                                               Shares            Value(a)
Banks and savings & loans (3.6%)
Bank of America                                     120,000          $6,458,400
Fifth Third Bancorp                                  90,000           5,332,500
Wells Fargo                                         100,000           5,151,000
Total                                                                16,941,900

Communications equipment & services (12.6%)
American Tower Cl A                                 135,000(b)        4,887,000
Brocade Communications Systems                       90,000(b)        8,128,125
Corning                                             250,000          14,177,500
Finisar                                             120,000(b)        4,365,000
JDS Uniphase                                        240,000(b)       13,155,000
Nokia ADR Cl A                                      250,000(c)        8,587,500
Nortel Networks                                     140,000(c)        5,352,200
Total                                                                58,652,325

Computer software & services (5.7%)
Akamai Technologies                                  80,000(b,d)      2,325,000
Microsoft                                           110,000(b)        6,716,875
Portal Software                                     360,000(b)        4,680,000
VeriSign                                             60,000(b)        4,410,000
VERITAS Software                                     90,000(b)        8,538,750
Total                                                                26,670,625

Computers & office equipment (20.4%)
AOL Time Warner                                     200,000(b)       10,512,000
BEA Systems                                          35,000(b)        2,307,813
Cisco Systems                                       520,000(b,e)     19,467,500
EMC                                                 265,000(b)       20,137,349
Extreme Networks                                     60,000(b)        2,857,500
Juniper Networks                                     30,000(b)        3,200,625
McDATA Cl B                                          30,000(b,d)      1,650,000
Mercury Interactive                                  80,000(b)        6,950,000
Palm                                                 85,000(b)        2,305,625
Redback Networks                                     40,000(b)        1,915,000
Sanmina                                             270,000(b)       13,128,750
Solectron                                           280,000(b)       11,158,000
Total                                                                95,590,162

Electronics (7.3%)
Applied Micro Circuits                               60,000(b)        4,410,000
Broadcom Cl A                                        30,000(b)        3,298,125
Intel                                                65,000           2,405,000
Jabil Circuit                                       220,000(b)        8,470,000
Maxim Integrated Products                           100,000(b)        6,106,250
PMC-Sierra                                           45,000(b)        3,400,313
Texas Instruments                                   135,000           5,913,000
Total                                                                34,002,688

Financial services (6.3%)
Citigroup                                           200,000          11,194,000
Lehman Brothers Holdings                             45,000           3,702,600
Merrill Lynch                                        45,000           3,262,500
Paychex                                              65,000           2,933,125
Schwab (Charles)                                    310,000           8,187,100
Total                                                                29,279,325

Health care (14.5%)
Amgen                                               110,000(b)        7,734,375
Genentech                                           110,000(b)        6,517,500
Guidant                                             210,000(b)       10,395,000
Invitrogen                                           90,000(b)        6,705,000
Medtronic                                           230,000(e)       12,420,000
Pfizer                                              260,000          11,739,000
Pharmacia                                           120,000           6,722,400
Schering-Plough                                     110,000           5,544,000
Total                                                                67,777,275

Health care services (1.2%)
McKesson HBOC                                       170,000           5,553,900

Insurance (1.8%)
American Intl Group                                 100,000           8,502,000

Leisure time & entertainment (2.0%)
Harley-Davidson                                      35,000           1,588,650
Viacom Cl B                                         140,000(b)        7,728,000
Total                                                                 9,316,650

Multi-industry conglomerates (10.8%)
General Electric                                    400,000          18,400,000
Minnesota Mining & Mfg                               30,000           3,319,500
Robert Half Intl                                    150,000(b)        4,012,500
Symyx Technologies                                  120,000(b)        4,590,000
Tyco Intl                                           325,000(c)       20,020,000
Total                                                                50,342,000

Retail (5.3%)
Best Buy                                            130,000(b)        6,474,000
CVS                                                  45,000(e)        2,664,000
Home Depot                                           85,000           4,097,000
Kohl's                                               65,000(b)        4,615,000
Safeway                                              90,000(b,e)      4,560,300
Target                                               60,000           2,278,800
Total                                                                24,689,100

Utilities -- gas (3.1%)
Dynegy Cl A                                         135,000           6,574,500
Enron                                               100,000           8,000,000
Total                                                                14,574,500

Utilities -- telephone (0.6%)
SBC Communications                                   60,000(e)        2,901,000
Total common stocks
(Cost: $477,650,371)                                               $444,793,450

Short-term securities (5.7%)(e)
Issuer                                    Annualized         Amount         Value(a)
                                         yield on date     payable at
                                          of purchase       maturity
U.S. government agencies (5.3%)
Federal Home Loan Bank Disc Nts
     02-02-01                               6.40%           $5,000,000    $4,998,165
     02-09-01                               6.36             5,000,000     4,991,802
Federal Home Loan Mtge Corp Disc Nt
     03-27-01                               5.29             4,700,000     4,662,302
Federal Natl Mtge Assn Disc Nts
     02-05-01                               6.39             3,700,000     3,696,608
     02-08-01                               6.38             5,000,000     4,992,569
     03-20-01                               5.58             1,300,000     1,290,033
Total                                                                     24,631,479

Commercial paper (0.4%)
Verizon Global Funding
     03-14-01                               5.72             2,100,000     2,086,084
Total short-term securities
(Cost: $26,723,241)                                                      $26,717,563

Total investments in securities
(Cost: $504,373,612)(f)                                                 $471,511,013

See accompanying notes to investments in securities.



Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2001, the value of foreign securities represented 7.27% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) At Jan. 31, 2001, securities valued at $5,269,000 were held to cover open call options written as follows (see Note 6 to the financial statements):

    Issuer              Contracts    Exercise   Expiration       Value(a)
                                       price       date
    CVS                     400         $60        May 2001      $240,000
    SBC Communications      600          55      April 2001        82,500
                            ---          --                        ------
    Total value                                                  $322,500
                                                                 --------

    At Jan. 31, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

    Issuer              Contracts    Exercise   Expiration       Value(a)
                                       price       date
    Cisco Systems        1,000          $30     April 2001       $178,125
    Medtronic              400           50       May 2001        100,000
    Safeway                400           45      June 2001         92,000
                           ---           --                        ------
    Total value                                                  $370,125
                                                                 --------

(f) At Jan. 31, 2001, the cost of securities for federal income tax purposes was approximately $504,374,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:
    Unrealized appreciation            $ 15,173,000
    Unrealized depreciation             (48,036,000)
                                        -----------
    Net unrealized depreciation        $(32,863,000)
                                       ------------

American
   Express
Funds

AXP Growth Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474

TICKER SYMBOL
Class A: AXDAX  Class B: ABGDX
Class C: AXGDX  Class Y: N/A
                                                    PRSRT STD AUTO
                                                     U.S. POSTAGE
                                                         PAID
                                                       AMERICAN
                                                        EXPRESS

                                                                 S-6015 A (3/01)
This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.